UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the registrant  ☒

Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material under Rule 14a-12

New York Community Bancorp, Inc.

(Name of Registrant as specified in its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4), and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transactions applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting to Be Held on June 3, 2015.

NEW YORK COMMUNITY BANCORP, INC.
C/O COMPUTERSHARE 480 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310

Meeting Information Meeting Type: Annual
Date: Wednesday, June 3, 2015 Time: 10:00 AM EDT
For holders as of: April 8, 2015
Location: Sheraton LaGuardia East Hotel
135-20 39th Avenue
Flushing, NY 11354

You are receiving this notice because shares of New York Community Bancorp, Inc. were held in your account on the date of record for its Annual Meeting of Shareholders.

The purpose of this notice is to tell you how to access the proxy materials for the Company’s Annual Meeting on the Internet OR to request those materials in hard copy or via e-mail, if that is your preference. This notice is not a proxy card or ballot and cannot be used to vote these shares.

To obtain your proxy materials and voting instructions—whether online, in hard copy, or via e-mail—please see the reverse side of this notice.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Please see the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials:

Proxy Materials Available to VIEW or RECEIVE:

1. Notice of Meeting and Proxy Statement            2. Annual Report to Shareholders including the 2014 Form 10-K

•       To VIEW these materials ONLINE:

Please refer to the information printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

•       To RECEIVE these materials in HARD COPY or by E-MAIL, you will need to REQUEST THEM.

Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL:	sendmaterial@proxyvote.com

If requesting materials by e-mail, please send a blank e-mail to the address above. In the subject line, type the information that is printed in the box marked by the arrow that is located on the following page.

There is NO CHARGE for receiving these materials in hard copy or by e-mail.

To facilitate timely delivery of your proxy materials, please submit your request as instructed above on or before May 20, 2015.

Requests, instructions, and other inquiries sent to the above e-mail address will NOT be forwarded to your investment advisor.

— How To Vote —
Please Choose One of the Following Voting Methods:

To Vote at the Annual Meeting: You will need to request, complete, and sign a ballot at the Annual Meeting in order to vote these shares in person. Please see the Company’s proxy statement for information regarding Annual Meeting attendance requirements, which include that you present the admission ticket attached to your proxy card and photo identification.

To Vote via the Internet: To vote online, go to www.proxyvote.com. Refer to the information printed in the box marked by the arrow that is located on the following page, and follow the instructions provided on the website.

To Vote By Mail: To vote these shares by mail, you will need to request a hard copy of the proxy materials, which will include your proxy card.

Voting Items
The Board of Directors recommends that you vote FOR all of the following nominees:

1.	Election of Directors

Nominees:

	1a.	Maureen E. Clancy

	1b.	Hanif “Wally” Dahya

	1c.	Joseph R. Ficalora

	1d.	James J. O’Donovan
The Board of Directors recommends you vote FOR the following proposal:
2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of New York Community Bancorp, Inc. for the fiscal year ending December 31, 2015.
The Board of Directors recommends you vote AGAINST the following proposal:

3.	A shareholder proposal, as described in the proxy statement, if properly presented at the Annual Meeting.
NOTE: If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 3, 2015.

NEW YORK COMMUNITY BANCORP, INC.

Meeting Information Meeting Type: Annual
Date: Wednesday, June 3, 2015 Time: 10:00 AM EDT
For holders as of: April 8, 2015
Location: Sheraton LaGuardia East Hotel
135-20 39th Avenue
Flushing, NY 11354

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice of Meeting and Proxy Statement             2. Annual Report to Shareholders including the 2014 Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2015 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees:

	1a.	Maureen E. Clancy

	1b.	Hanif “Wally” Dahya

	1c.	Joseph R. Ficalora

	1d.	James J. O’Donovan
The Board of Directors recommends you vote FOR the following proposal:
2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of New York Community Bancorp, Inc. for the fiscal year ending December 31, 2015.
The Board of Directors recommends you vote AGAINST the following proposal:

3.	A shareholder proposal, as described in the proxy statement, if properly presented at the Annual Meeting.
NOTE: If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment.

Voting Instructions